<u>EIGHTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE</u>

THIS EIGHTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "**Amendment**"), is made and entered into this 18th day of May, 2018 (the "**Effective Date**"), by and between DELRAY ANDREW RE, LLC, a Florida limited liability company (the "**Buyer**"), and AREP 5400 EAST AVENUE LLC, a Delaware limited liability company (the "**Seller**").

<u>RECITALS</u>

A. Buyer and Seller entered into that certain Agreement of Purchase and Sale with an effective date of November 2, 2017, as amended by a certain First Amendment to Agreement of Purchase and Sale dated December 28, 2017, a certain Second Amendment to Agreement of Purchase and Sale dated January 31, 2018, a certain Third Amendment to Agreement of Purchase and Sale dated March 7, 2018, a certain Fourth Amendment to Purchase Agreement dated March 28, 2018, a certain Fifth Amendment to Purchase Agreement dated April 11, 2018, a certain Sixth Amendment to Purchase Agreement dated May 8, 2018, and a certain Seventh Amendment to Purchase and Sale Agreement dated May 11, 2018 (collectively, the "**Agreement**"), whereby Seller has agreed to sell and Buyer has agreed to purchase certain real property located approximately at 5400, 5402 and 5408 East Avenue, West Palm Beach, Florida 33407 (as further described in the Agreement), on the terms and conditions set forth in the Agreement.

B. Seller and Buyer desire to amend certain provisions of the Agreement pursuant to the terms and conditions contained herein.

<u>AGREEMENT</u>

NOW, THEREFORE, in consideration of the following mutual agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. <u>Recitals</u>. The foregoing recitals are hereby affirmed by the parties as true and correct and each such recital is incorporated herein by this reference. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Agreement.

2. <u>Revised Closing Date; No Further Closing Extension Right</u>.

(i) In Section III.A. of the Agreement the date "May 18, 2018" is hereby deleted in its entirety and replaced with: "May 23, 2018".

(ii) For clarification, the Closing Date is May 23, 2018 and Purchaser has no rights to extend the Closing Date.

3. <u>Seller Remedies</u>. Buyer represents that none of the Earned Payments were funded, in whole or in part (directly or indirectly), by Tenant. Accordingly:

(i) the last sentence of Section X.A. of the Agreement is hereby deleted in its entirety.

(ii) the following is hereby deleted in its entirety in Section X.B. of the Agreement:

"but the Initial Earned Payment, November Earned Payment and December Earned Payment shall be applied first against Tenant's monthly rental arrearages and real estate tax payment arrearages under the Lease accruing from August 1, 2017 through the day the Agreement is terminated, then to Tenant's other arrearages under the Lease in any order and priority determined by Seller in its sole and absolute discretion)"

(iii) the following is hereby deleted in its entirety in Section XIII.Z. of the Agreement:

"Except to the limited extent set forth herein to the contrary,".

For clarification, the intention of the parties is that under no circumstances shall Seller be obligated to apply any Earned Payments to the Tenant's arrearage under the Lease.

4. General. The captions and section numbers shall not be considered in any way to effect the interpretation of this Amendment. The parties agree that, except as modified by this Amendment, the Agreement remains in full force and effect in accordance with its terms. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, assigns, heirs and personal representatives. This Amendment shall not be construed with resort to any presumption against the preparer or maker hereof. The parties represent and warrant that they have authority to enter into this Amendment. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the Amendment shall control. No representation, warranty, agreement, statement, guarantee or promise, if any, made by Seller or any person acting on behalf of Seller which is not contained in the Agreement (as modified by this Amendment) will be valid or binding on Seller.

5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one and the same instrument. Delivery of this Amendment may be accomplished by electronic facsimile reproduction ("**FAX**") or via electronic mail via .PDF ("**PDF**").

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment is executed as of the day and year first set forth above.

WITNESSES:

Print Name: Alex Foster

Print Name: Arvind Chary

Print Name: ERIC [illegible]

Print Name: ______

SELLER:

AREP 5400 EAST AVENUE LLC, a Delaware limited liability company

By: AREP 5400 East Avenue Manager LLC, a Delaware limited liability company, its managing member

By: ______
Name: David Wallace
Its: Manager

BUYER:

DELRAY ANDREW RE, LLC, a Florida limited liability company

By: ______
Name: [illegible]
Its: MANAGING [illegible]